SUPPLEMENT DATED JULY 26, 2004

To

PROSPECTUS DATED MAY 3, 2004

FOR

MONY AMERICA VARIABLE ACCOUNT L

Corporate Sponsored Variable Universal Life Insurance Policy

Issued by

MONY Life Insurance Company of America

This Supplement updates certain information contained in your Prospectus and Statement of Additional Information dated May 3, 2004, as previously supplemented to date (together the “Prospectus”). Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings have the same meaning as the Prospectus. Please read it and keep it with your Prospectus for future reference.

1.	Cover Page—An asterisk is added at the end of the first sentence of the third paragraph.

*Subject to state approval, for policies issued on or after August 1, 2004, the effective annual rate for premium payments invested in a fixed option will be at least 3%.

2.	Second Cover Page—The second sentence of the first paragraph is revised as follows:

If you choose one of the fixed options, we will invest your premium payments in the option selected where your payments will grow at an effective annual rate of at least 3%.

3.	Page 2—The second sentence of the third bullet in the “Variety of Investment Options” section is revised as follows:

We will credit interest at an effective annual rate of at least 3% on amounts invested in the Guaranteed Interest Account.

4.	Page 2—The second sentence of the fourth bullet in the “Variety of Investment Options” section is revised as follows:

We will credit interest at an effective annual rate of at least 3% on amounts invested in the Fixed Separate Account.

5.	Page 6—The second and third sentences in footnote 10 that discusses the Loan Interest Spread are revised as follows:

We guarantee that the maximum interest we charge on loans will not exceed an effective annual rate of 3.60% for Policy years 1-10 and an effective annual rate of 3.45% for Policy years 11 and later. We guarantee that the minimum interest we credit to your amounts held in the Loan Account to secure your loans will be at least equal to an effective annual rate of 3% during all Policy years.

6.	Pages 7 and 8—Under “Annual Portfolio Operating Expenses for the Year Ended December 31, 2003”, the fund expenses for portfolios of Janus Aspen Series are replaced with the table below. The fees and expenses shown have been restated to reflect reductions in the portfolios’ management fees, where applicable, effective July 1, 2004.

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Gross Total Annual Expenses	Amount of Contractual Waiver	Contractual Net Total Annual Expenses[1]
Janus Aspen Series—Institutional Shares
Capital Appreciation Portfolio	0.64%	N/A	0.03%	0.67%	0.00%	0.67%
Flexible Income Portfolio	0.50%	N/A	0.04%	0.54%	0.00%	0.54%
International Growth Portfolio	0.64%	N/A	0.11%	0.75%	0.00%	0.75%
Mid Cap Growth Portfolio	0.64%	N/A	0.06%	0.66%	0.00%	0.66%
Worldwide Growth Portfolio	0.60%	N/A	0.06%	0.66%	0.00%	0.66%
Janus Aspen Series—Service Shares
Mid Cap Value Portfolio	0.64%	0.25%	1.00%[2]	1.89%	0.40%	1.49%

(1)	Contractual Net Total Annual Expenses are stated both with and without contractual waivers by Janus Capital. Janus Capital has contractually agreed to waive certain portfolio’s total operating expenses until at least May 1, 2006.
(2)	Included in Other Expenses is a service fee of 0.10% of the average daily net assets to compensate Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels.

7.	Page 17—The last three sentences in the third paragraph of “The Guaranteed Interest Account” section which begins on page 16 are revised as follows:

However, at a minimum, we will credit Account Value in the Guaranteed Interest Account with a guaranteed minimum interest rate of 0.008099%, compounded daily, for a minimum effective annual rate of 3.0%, and such interest will be non-forfeitable once we credit it to you. In other words, regardless of whether you choose the LIBOR crediting rate strategy or the portfolio crediting rate strategy, we guarantee that you will earn at least 3% annually on the Account Value you hold in the Guaranteed Interest Account. In addition, we may, in our sole discretion, declare current interest in excess of the guaranteed 3% minimum.

8.	Page 17—The second sentence in the first full paragraph is revised as follows:

Annual credits can be less than, equal to, or greater than the LIBOR rate, but never less than the guaranteed minimum rate of 3% per year.

9.	Page 17—The last sentence in the second full paragraph is revised as follows:

If you choose the portfolio rate strategy, we may, at our sole discretion, declare current interest in excess of the 3% rate.

10.	Page 17—The third full paragraph is deleted and replaced with the following:

Any rates we declare in excess of the 3% rate under either the general portfolio or the LIBOR based crediting rate strategy may be changed or discontinued by us in our sole discretion, on a prospective basis, at any time after they are declared and such change or discontinuance may be applied to any and all amounts previously and/or newly invested in or credit to the Guaranteed Interest Account.

11.	Page 17—The fourth, fifth and sixth sentences in the third paragraph in “The Fixed Separate Account” section is revised as follows:

However, at a minimum, we will credit Account Value in the Fixed Separate Account with a guaranteed minimum interest rate of 0.008099%, compounded daily, for a minimum effective annual rate of 3%, and such interest will be non-forfeitable once we credit it to you. In order words, regardless of whether you choose the LIBOR crediting rate strategy or the portfolio crediting rate strategy, we guarantee that you will earn at least 3% annually on the Account Value you hold in the Fixed Separate Account. In addition, we may, in our sole discretion, declare current interest in excess of the guaranteed 3% minimum.

12.	Page 18—The second sentence of the first paragraph is revised as follows:

Annual credits can be less than, equal to, or greater than the LIBOR rate, but never less than the guaranteed minimum rate of 3% per year.

13.	Page 18—The last sentence of the second paragraph is revised as follows:

If you choose the portfolio rate strategy, we may, at our sole discretion, declare current interest in excess of the 3% rate.

14.	Page 18—The third paragraph is deleted and replaced with the following:

Any rates we declare in excess of the 3% rate under either the general portfolio or the LIBOR-based crediting rate strategy may be changed or discontinued by us in our sole discretion, on a prospective basis, at any time after they are declared and such change or discontinuance may be applied to any and all amounts previously and/or newly invested in or credited to the Fixed Separate Account.

15.	Page 33—The fourth sentence of the second paragraph in the “Loans” section that begins on page 32 is revised as follows:

We pay interest monthly on amounts allocated to our Loan Account at an annual rate not less than 3%.

16.	Page 33—The first sentence of the third paragraph is revised as follows:

We charge interest on a loan at an annual rate of 3.60%.

17.	Page 47—The last sentence under “Guaranteed Interest Account” is revised as follows:

This account will credit the Owner with a fixed interest rate (which will not be less than 3%) declared by the Company.

333-06071

14352 SL (Supp 7/26/04)

14470 SL (Supp 7/26/04)

14630 SL CD (Supp 7/26/04)

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